91629-P3 01/25

LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JANUARY 31, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED AUGUST 1, 2024 OF

CLEARBRIDGE DIVIDEND STRATEGY ESG ETF (the “Fund”)

The Fund has opted to postpone the effective date of the changes described in the supplements dated October 9, 2024, and December 20, 2024, from January 31, 2025, until February 28, 2025.

Please retain this supplement for future reference.